UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☒	Soliciting Material Pursuant to § 240.14a-12

VIRGIN AMERICA INC.

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Filed by Virgin America Inc.

Pursuant to Rule 14a-12 under the Securities Exchange Act of 1934

Subject Company: Virgin America Inc.

Commission File No.: 001-36718

Dear
I wanted to write to let you know that we announced today that Virgin America has agreed to be acquired by Alaska Airlines. With complementary West Coast-based networks and similar cultures focused on guest service and operational efficiency, the joining of the two carriers will not only create a stronger and more competitive airline, it will create a leading guest experience for travelers like you – while also significantly expanding your flying options across a larger network of destinations in North America and across Alaska Airlines’ robust international partner network.
Nearly nine years ago, we set out to build an airline from the ground up with the guest in mind, an airline that reinvented the flying experience, and that actually made air travel fun again. Thanks to loyal flyers like you, I believe we delivered on that brand promise. You’ve helped us sweep the travel awards every year since our launch, grow to four million Elevate members, and in the past few years achieve strong financial results. Even so, our industry has become increasingly consolidated with each passing year. In fact, today just four airlines control more than 80 percent of the U.S. market. By joining forces with Alaska Airlines – an airline that is also known for its leading operational performance and guest-focus – we are creating the best airline in North America and one with the size and market share necessary to compete in this consolidated environment.
The transaction, which we expect to take several months to close, is subject to approval by regulators. Virgin America shareholders and other conditions. In the meantime, Virgin America and Alaska Airlines will continue to operate as two independent companies. Our current Elevate frequent flyer program will remain in effect until that time. We will be providing you with updates as we move closer to completing the transaction, but please know that both companies are committed to ensuring that this merger will have no impact on your flying experience. After transaction close, both airlines will work to integrate the virgin America Elevate program into the Alaska Airlines Mileage PlanTM program with no disruption to your earning or redemptions.
We will be sharing additional details in the months to come, but in the meantime you can find more information about your Virgin America benefits, Alaska Airlines Mileage PlanTM program, and the combined carriers’ larger network on www.virginamerica.com and at Alaska Airlines’ transaction website: www.flyingbettertogether.com.
As the only airline headquartered in California, Virgin America has always been intent on shaking up the status quo in the airline industry. Our goal has been to do no less than reinvent the flying experience for the better – with innovative amenities and milestone like being the first airline to offer fleetwide WiFi and power outlets. We believe that by teaming up with Alaska Airlines – an airline also known for its stellar on-time performance, customer loyalty and guest-friendly brand – we will not only continue our mission to make flying enjoyable again, but we will do so on a much broader scale.
Thank you for flying with us – and we look forward to seeing you on even more flights in the future.

Sincerely,
David Cush
President and CEO of Virgin America
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Additional Information About the Merger and Where to Find It

This communication may be deemed to be solicitation material in respect of the merger of Virgin America Inc. (“Virgin America”) with a wholly owned subsidiary of Alaska Air Group, Inc. (“Alaska Air Group”). Virgin America intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a proxy statement in preliminary and definitive form, in connection with the solicitation of proxies for the merger. The definitive proxy statement will contain important information about the proposed merger and related matters. BEFORE MAKING A VOTING DECISION, STOCKHOLDERS OF VIRGIN AMERICA ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT VIRGIN AMERICA AND THE MERGER. Stockholders will be able to obtain copies of the proxy statement and other relevant materials (when they become available) and any other documents filed by Virgin America with the SEC for no charge at the SEC’s website at www.sec.gov. In addition, stockholders will be able to obtain free copies of the proxy statement from Virgin America by contacting Virgin America’s Investor Relations Department by telephone at (650) 762-7000, by mail to Virgin America Inc., Attention: Investor Relations Department, 555 Airport Boulevard, Burlingame, California 94010, or by going to Virgin America’s Investor Relations page on its corporate website at http://ir.virginamerica.com.

Participants in the Solicitation

Alaska Air Group, Virgin America and certain of their respective directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from Virgin America’s stockholders in respect of the merger. Information concerning the ownership of Virgin America securities by Virgin America’s directors and executive officers is included in their SEC filings on Forms 3, 4 and 5, and additional information about Virgin America’s directors and executive officers is also available in Virgin America’s proxy statement for its 2016 annual meeting of stockholders filed with the SEC on March 25, 2016, and is supplemented by other public filings made, and to be made, with the SEC by Virgin America. Information concerning Alaska Air Group’s directors and executive officers is available in Alaska Air Group’s proxy statement for its 2016 annual meeting of stockholders filed with the SEC on April 1, 2016. Other information regarding persons who may be deemed participants in the proxy solicitation, including their respective interests by security holdings or otherwise, will be set forth in the definitive proxy statement that Virgin America intends to file with the SEC. These documents can be obtained free of charge from the sources indicated above.

Forward-Looking Statements

This communication contains forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934, as amended, about Alaska Air Group, Virgin America and the proposed merger. Forward-looking statements are statements that are not historical facts. These statements can be identified by the use of forward-looking terminology such as “believe,” “expect,” “may,” “should,” “project,” “could,” “plan,” “goal,” “potential,” “pro forma,” “seek,” “estimate,” “intend” or “anticipate” or the negative thereof or comparable terminology, and include discussions of strategy, financial projections, guidance and estimates (including their underlying assumptions), statements regarding plans, objectives, expectations or consequences of announced transactions and statements about the future performance, operations and services of Virgin America. Virgin America cautions readers not to place undue reliance on these statements. These forward-looking statements are subject to a variety of risks and uncertainties. Consequently, actual results and experience may materially differ from those contained in any forward-looking statements. Such risks and uncertainties include the following: the failure to obtain Virgin America stockholder approval of the proposed merger; the possibility that the closing conditions to the proposed merger may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant a necessary regulatory approval; delay in closing the merger or the possibility of non-consummation of the merger; the occurrence of any event that could give rise to termination of the merger agreement; the risk that stockholder litigation in connection with the contemplated merger may affect the timing or occurrence of the contemplated merger or result in significant costs of defense, indemnification and liability; risks inherent in the achievement of anticipated synergies and the timing thereof; risks related to the disruption of the merger to Virgin America and its management; the effect of the announcement of the merger on Virgin America’s ability to retain and hire key personnel and maintain relationships with suppliers and other third parties; labor costs and relations, general economic conditions, increases in operating costs including fuel, inability to meet cost reduction goals, an aircraft accident, and changes in laws and regulations. These risks and others relating to Virgin America are described in greater detail in Virgin America’s SEC filings, including Virgin America’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, as well as in other documents filed by Virgin America with the SEC after the date thereof. Virgin America makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances occurring or existing after the date any forward-looking statement is made.